Trade and other receivables	12 Months Ended
Dec. 31, 2023
Trade and other receivables.
Trade and other receivables

19 Trade and other receivables

Accounting policy Trade receivables are stated net of a loss allowance for expected credit losses.

	2022 £m	2023 £m
Trade receivables	2,193	2,144
Loss allowance	(118)	(119)
	2,075	2,025
Prepayments and accrued income	310	288
Current tax receivable	15	6
Net finance lease receivable	5	4
Total	2,405	2,323

Trade receivables are predominantly non-interest bearing and their carrying amounts approximate to their fair value.

The movements in the loss allowance during the year were as follows:

	2022 £m	2023 £m
At start of year	106	118
Charge for the year	11	8
Trade receivables written off	(7)	(3)
Exchange translation differences	8	(4)
At end of year	118	119